TEKLA HEALTHCARE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2023 (Unaudited)

Convertible Preferreds (Restricted) (a)(b) - 0.8%	Shares	Value
Health Care Equipment & Supplies – 0.1%
IO Light Holdings, Inc. Series A2	189,858	$540,716

Pharmaceuticals – 0.7%
Aristea Therapeutics, Inc. Series B, 8.00%	616,645	3,399,995
Endeavor Biomedicines, Inc. Series B, 8.00%	742,138	3,499,997
		6,899,992
Total Convertible Preferreds (Cost $7,532,724)		7,440,708

Non-Convertible Notes - 17.3%	Principal Amount
Biotechnology – 2.8%
AbbVie, Inc., 3.20% due 05/14/26	$3,245,000	3,074,228
AbbVie, Inc., 4.25% due 11/14/28	5,303,000	5,141,798
AbbVie, Inc., 4.45% due 05/14/46	3,080,000	2,707,306
Amgen, Inc., 3.20% due 11/02/27	2,200,000	2,053,760
Amgen, Inc., 2.00% due 01/15/32	2,795,000	2,206,006
Gilead Sciences, Inc., 2.95% due 03/01/27	10,000,000	9,388,689
		24,571,787
Health Care Equipment & Supplies – 2.8%
Abbott Laboratories, 3.40% due 11/30/23	2,100,000	2,081,363
Abbott Laboratories, 4.75% due 11/30/36	10,498,000	10,516,007
Becton, Dickinson and Co., 3.70% due 06/06/27	2,413,000	2,293,682
DH Europe Finance II Sarl, 3.25% due 11/15/39	1,760,000	1,428,351
Stryker Corp., 3.65% due 03/07/28	3,500,000	3,325,414
Zimmer Biomet Holdings, Inc., 4.25% due 08/15/35	6,000,000	5,180,168
		24,824,985
Health Care Providers & Services – 7.1%
CVS Health Corp., 4.30% due 03/25/28	789,000	760,475
CVS Health Corp., 1.88% due 02/28/31	4,400,000	3,491,981
CVS Health Corp., 4.78% due 03/25/38	2,100,000	1,935,482
CVS Health Corp., 5.05% due 03/25/48	3,700,000	3,404,769
Elevance Health, Inc., 3.50% due 08/15/24	10,500,000	10,228,930
Elevance Health, Inc., 4.10% due 03/01/28	2,975,000	2,854,732
Elevance Health, Inc., 2.55% due 03/15/31	5,800,000	4,869,405
Elevance Health, Inc., 4.65% due 08/15/44	2,325,000	2,084,157
The Cigna Group, 3.50% due 06/15/24	2,100,000	2,057,114
The Cigna Group, 4.38% due 10/15/28	1,504,000	1,453,794
The Cigna Group, 2.38% due 03/15/31	5,800,000	4,867,409
The Cigna Group, 6.13% due 11/15/41	8,250,000	8,759,385
UnitedHealth Group, Inc., 3.85% due 06/15/28	1,460,000	1,399,206
UnitedHealth Group, Inc., 3.88% due 12/15/28	4,970,000	4,759,220

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS SCHEDULE OF INVESTMENTS.

Health Care Providers & Services – continued	Principal Amount	Value
UnitedHealth Group, Inc., 4.20% due 05/15/32	$10,940,000	$10,439,616
		63,365,675
Healthcare Services – 0.7%
Laboratory Corporation of America Holdings, 3.60% due 02/01/25	2,100,000	2,028,972
Syneos Health, Inc., 3.63% due 01/15/29(c)	4,100,000	4,008,078
		6,037,050
Pharmaceuticals – 3.9%
AstraZeneca plc, 6.45% due 09/15/37 (d)	4,750,000	5,440,858
Bristol-Myers Squibb Co., 3.20% due 06/15/26	7,500,000	7,175,406
Bristol-Myers Squibb Co., 3.40% due 07/26/29	2,100,000	1,949,858
IQVIA, Inc., 5.00% due 05/15/27(c)	1,290,000	1,240,900
Johnson & Johnson, 2.90% due 01/15/28	2,200,000	2,069,170
Merck & Co., Inc., 2.75% due 02/10/25	2,100,000	2,020,631
Merck & Co., Inc., 3.40% due 03/07/29	4,000,000	3,741,929
Pfizer, Inc., 3.45% due 03/15/29	8,100,000	7,621,076
Pfizer, Inc., 4.00% due 12/15/36	3,200,000	2,979,917
		34,239,745
Total Non-Convertible Notes (Cost $162,354,284)		153,039,242

Common Stocks - 102.4%	Shares
Biotechnology – 16.1%
AbbVie, Inc. (e)	297,919	40,138,627
Amgen, Inc. (e)	166,595	36,987,422
argenx SE ADR (b)	7,604	2,963,507
Biogen, Inc. (b)	33,464	9,532,220
Fusion Pharmaceuticals, Inc. (b)(d)	14,319	67,013
Fusion Pharmaceuticals, Inc. (Restricted) (a)(b)(d)	7,160	30,158
Galera Therapeutics, Inc. (b)	314,430	981,022
Gilead Sciences, Inc.	214,756	16,551,245
I-Mab ADR (b)	43,738	130,777
Moderna, Inc. (b)	38,588	4,688,442
Rallybio Corp. (b)(f)	594,616	3,365,526
Regeneron Pharmaceuticals, Inc. (b)	21,161	15,205,025
Sarepta Therapeutics, Inc. (b)	2,700	309,204
Vertex Pharmaceuticals, Inc. (b)	31,999	11,260,768
		142,210,956
Equity Real Estate Investment Trusts – 3.4%
Diversified Healthcare Trust REIT	293,879	661,228
Global Medical REIT, Inc.	31,668	289,129
Healthcare Realty Trust, Inc.	25,119	473,744
Healthpeak Properties, Inc.	66,791	1,342,499

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS SCHEDULE OF INVESTMENTS.

Equity Real Estate Investment Trusts – continued	Shares	Value
LTC Properties, Inc.	135,390	$4,470,578
Medical Properties Trust, Inc. (f)	266,557	2,468,318
National Health Investors, Inc.	5,596	293,342
Omega Healthcare Investors, Inc.	235,358	7,223,137
Physicians Realty Trust	582,346	8,147,021
Sabra Health Care REIT, Inc.	419,879	4,941,976
Universal Health Realty Income Trust	3,075	146,308
		30,457,280
Health Care Equipment & Supplies – 16.5%
Abbott Laboratories (e)	307,502	33,523,868
Baxter International, Inc.	198,244	9,031,997
DexCom, Inc. (b)(e)	107,929	13,869,956
Edwards Lifesciences Corp. (b)	115,471	10,892,379
Guardant Health, Inc. (b)	74,536	2,668,389
IDEXX Laboratories, Inc. (b)	24,307	12,207,705
Inspire Medical Systems, Inc. (b)	11,690	3,795,042
Insulet Corp. (b)	22,211	6,404,320
LivaNova plc (b)	108,480	5,579,126
Medtronic plc (e)	212,554	18,726,007
STERIS plc	31,072	6,990,579
Stryker Corp. (e)	51,917	15,839,357
Zimmer Biomet Holdings, Inc. (e)	43,370	6,314,672
		145,843,397
Health Care Providers & Services – 20.3%
Acadia Healthcare Co., Inc. (b)	74,939	5,968,142
AmerisourceBergen Corp.	20,417	3,928,843
Charles River Laboratories International, Inc. (b)(e)	41,069	8,634,757
Community Health Systems, Inc. (b)	79,635	350,394
CVS Health Corp.	93,621	6,472,020
Elevance Health, Inc.	64,880	28,825,535
HCA Healthcare, Inc.	41,863	12,704,583
Humana, Inc. (e)	22,522	10,070,262
Molina Healthcare, Inc. (b)(e)	29,112	8,769,699
R1 RCM, Inc. (b)	232,554	4,290,621
Tenet Healthcare Corp. (b)(e)	105,224	8,563,129
The Cigna Group (e)	52,243	14,659,386
UnitedHealth Group, Inc.	137,979	66,318,227
		179,555,598
Health Care Technology – 0.5%(b)
Veradigm, Inc.	338,217	4,261,534

Life Sciences Tools & Services – 6.4%
Agilent Technologies, Inc.	43,191	5,193,718
Avantor, Inc. (b)	317,100	6,513,234
ICON plc (b)	2,800	700,560

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS SCHEDULE OF INVESTMENTS.

Life Sciences Tools & Services – continued	Shares	Value
Illumina, Inc. (b)(e)	57,986	$10,871,795
Thermo Fisher Scientific, Inc. (e)	59,825	31,213,694
West Pharmaceutical Services, Inc.	6,192	2,368,254
		56,861,255
Medical Devices and Diagnostics – 6.6%
Boston Scientific Corp. (b)(e)	346,489	18,741,590
Danaher Corp.	87,564	21,015,360
Intuitive Surgical, Inc. (b)	39,948	13,659,819
ResMed, Inc.	24,600	5,375,100
		58,791,869
Pharmaceuticals – 32.6%
Assertio Holdings, Inc. (b)(f)	410,575	2,225,317
AstraZeneca plc ADR	16,300	1,166,591
Bristol-Myers Squibb Co.	276,824	17,702,895
Eli Lilly & Co.	114,982	53,924,258
IQVIA Holdings, Inc. (b)(e)	61,434	13,808,520
Jazz Pharmaceuticals plc (b)	31,345	3,885,840
Johnson & Johnson (e)	445,417	73,725,422
McKesson Corp. (e)	31,638	13,519,234
Merck & Co., Inc.	423,628	48,882,435
Oculis Holding AG (Restricted) (a)(d)	591,759	6,588,053
Perrigo Co. plc (d)	28,292	960,513
Pfizer, Inc. (e)	971,961	35,651,529
Teva Pharmaceutical Industries Ltd. ADR (b)	77,704	585,111
Zoetis, Inc. (e)	89,682	15,444,137
		288,069,855
Total Common Stocks (Cost $770,791,266)		906,051,744

Short-Term Investments - 5.9%	Principal Amount
MUFG Bank Ltd. Commercial Paper, 5.00%, due 07/06/23	$20,000,000	19,986,111
Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $27,436,475, 1.52%, dated 06/30/23, due 07/03/23 (collateralized by U.S. Treasury Note 1.500%, due 01/31/27, market value $27,981,726)	27,433,000	27,433,000

	SHARES
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 5.03% (g)	4,612,350	4,612,350
Total Short-Term Investments (Cost $52,031,461)		52,031,461
Total Investments Before Milestone Interest 126.5% (Cost $992,709,735)		1,118,563,155

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS SCHEDULE OF INVESTMENTS.

Milestone Interests (Restricted) (a)(b) – 0.0%	Interests	Value
Biotechnology – 0.0%
Rainier Therapeutics Milestone Interest	1	$0
Total Milestone Interests (Cost $277,782)		0

Option Contracts Written- (0.1)%	Number Of Contracts (100 Shares Each)/ Notional Amount ($)
Call Option Contracts Written - (0.1)%
Abbott Laboratories Aug23 115 Call	451/(5,186,500)	(35,178)
Abbott Laboratories Jul23 112 Call	460/(5,152,000)	(37,720)
AbbVie, Inc. Aug23 140 Call	292/(4,088,000)	(52,268)
AbbVie, Inc. Jul23 135 Call	297/(4,009,500)	(50,787)
Amgen, Inc. Aug23 235 Call	246/(5,781,000)	(46,986)
Amgen, Inc. Jul23 230 Call	246/(5,658,000)	(23,124)
Boston Scientific Corp. Aug23 57.5 Call	337/(1,937,750)	(13,143)
Charles River Laboratories International, Inc. Aug23 230 Call	39/(897,000)	(15,210)
DexCom, Inc. Aug23 140 Call	106/(1,484,000)	(28,620)
DexCom, Inc. Jul23 135 Call	106/(1,431,000)	(13,250)
Humana, Inc. Aug23 470 Call	33/(1,551,000)	(21,780)
Humana, Inc. Jul23 460 Call	33/(1,518,000)	(12,870)
Illumina, Inc. Aug23 200 Call	57/(1,140,000)	(37,620)
IQVIA Holdings, Inc. Aug23 230 Call	59/(1,357,000)	(37,996)
Johnson & Johnson Aug23 170 Call	440/(7,480,000)	(72,600)
Johnson & Johnson Jul23 165 Call	440/(7,260,000)	(127,160)
McKesson Corp. Aug23 440 Call	31/(1,364,000)	(27,900)
McKesson Corp. Jul23 430 Call	31/(1,333,000)	(16,771)
Medtronic plc Aug23 90 Call	129/(1,161,000)	(20,769)
Molina Healthcare, Inc. Aug23 310 Call	28/(868,000)	(25,900)
Pfizer, Inc. Aug23 37.5 Call	1,413/(5,298,750)	(100,323)
Pfizer, Inc. Jul23 37.5 Call	1,452/(5,445,000)	(47,916)
Stryker Corp. Aug23 320 Call	37/(1,184,000)	(11,840)
Tenet Healthcare Corp. Aug23 85 Call	104/(884,000)	(31,200)
The Cigna Group Aug23 290 Call	77/(2,233,000)	(52,360)
The Cigna Group Jul23 290 Call	77/(2,233,000)	(15,015)
Thermo Fisher Scientific, Inc. Aug23 540 Call	80/(4,320,000)	(85,440)
Thermo Fisher Scientific, Inc. Jul23 530 Call	80/(4,240,000)	(53,920)
Zimmer Biomet Holdings, Inc. Aug23 155 Call	43/(666,500)	(6,880)
Zoetis, Inc. Aug23 180 Call	87/(1,566,000)	(24,360)
Total Call Option Contracts Written (Premiums received $(784,445))		(1,146,906)
Total Investments - 126.4% (Cost $992,203,072)		1,117,416,249
Other Liabilities In Excess Of Assets - (26.4)%		(233,148,884)
Net Assets - 100%		$884,267,365

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

(a)	Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.
(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS SCHEDULE OF INVESTMENTS.

(d)	Foreign security.
(e)	A portion of security is pledged as collateral for call options written.
(f)	All or a portion of this security is on loan as of June 30, 2023.
(g)	This security represents the investment of cash collateral received for securities lending and is a registered investment company advised by State Street Global Advisors. The rate shown is the annualized seven-day yield as of June 30, 2023.

ADR   American Depository Receipt

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS SCHEDULE OF INVESTMENTS.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern Time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by Tekla Capital Management LLC (the Adviser) also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of this schedule of investments.

Federal Income Tax Cost

At June 30, 2023, the cost of securities for Federal income tax purposes was $993,834,181. The net unrealized gain on securities held by the Fund was $123,582,068, including gross unrealized gain of $198,657,548 and gross unrealized loss of $75,075,480.

Securities Lending

The Fund may lend its securities to approved borrowers to earn additional income. The Fund receives cash collateral from the borrower and the initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The Fund will invest its cash collateral in State Street Institutional U.S. Government Money Market Fund (SAHXX), which is registered with the Securities and Exchange Commission (SEC) as an investment company. SAHXX invests substantially all of its assets in the State Street U.S. Government Money

Market Portfolio. The Fund will receive the benefit of any gains and bear any losses generated by SAHXX with respect to the cash collateral.

The Fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the Fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of SAHXX.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The Fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the Fund is net of fees retained by the securities lending agent. Net income received from SAHXX is a component of securities lending income as recorded by the Fund.

As of June 30, 2023, the Fund loaned securities valued at $4,517,568 and received $4,612,350 of cash collateral.

Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended June 30, 2023, there were no transfers between levels.

The following is a summary of the levels used as of June 30, 2023 to value the Fund’s investments.

Assets at Value	Level 1	Level 2	Level 3		Total
Convertible Preferreds
Health Care Equipment & Supplies	$-	$-	$540,716		$540,716
Pharmaceuticals	-	-	6,899,992		6,899,992
Non-convertible Notes
Biotechnology	-	24,571,787	-		24,571,787
Health Care Equipment & Supplies	-	24,824,985	-		24,824,985
Health Care Providers & Services	-	63,365,675	-		63,365,675
Healthcare Services	-	6,037,050	-		6,037,050
Pharmaceuticals	-	34,239,745	-		34,239,745
Common Stocks
Biotechnology	142,180,798	30,158	-		142,210,956
Equity Real Estate Investment Trusts	30,457,280	-	-		30,457,280
Health Care Equipment & Supplies	145,843,397	-	-		145,843,397
Health Care Providers & Services	179,555,598	-	-		179,555,598
Health Care Technology	4,261,534	-	-		4,261,534
Life Sciences Tools & Services	56,861,255	-	-		56,861,255
Medical Devices and Diagnostics	58,791,869	-	-		58,791,869
Pharmaceuticals	281,481,802	6,588,053	-		288,069,855
Short-term Investments	4,612,350	47,419,111			52,031,461
Milestone Interest
Biotechnology	-	-	0	*	0 *
Total	$904,045,883	$207,076,564	$7,440,708		$1,118,563,155
Other Financial Instruments
Options Contracts Written	$(1,146,906)	$-	$-		$(1,146,906)
Total	$(1,146,906)	$-	$-		$(1,146,906)

*Represents security valued at zero.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2022	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of June 30, 2023
Convertible Preferreds
Biotechnology	$3,981,414	$(653,670)	$-	$(3,327,744)	$-	$-
Health Care Equipment & Supplies	640,771	(100,394)	339	-	-	540,716
Pharmaceuticals	6,899,992	-	-	-	-	6,899,992
Milestone Interest
Biotechnology	268,893	(268,893)	-	-	-	0	*
Total	$11,791,070	$(1,022,957)	$339	$(3,327,744)	$-	$7,440,708
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2023						$369,287

*Represents security valued at zero.

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at June 30, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)
Convertible Preferreds	$7,440,708	Transaction price	(a)	N/A
Milestone Interest	0		Probability of events Timing of events	90.00%-100.00% (N/A) 1.25-12.25 years (N/A)
	$7,440,708

(a) The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.

Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 1% of the Fund’s Managed Assets at June 30, 2023.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at June 30, 2023. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date		Cost	Carrying Value per Unit	Value
Aristea Therapeutics, Inc. Series B, Cvt. Pfd	07/27/21		$3,399,996	$5.51	$3,399,995
Endeavor Biomedicines, Inc. Series B, Cvt. Pfd	01/21/22		3,504,343	4.72	3,499,997
Fusion Pharmaceuticals, Inc. Common	09/20/22		0	4.21	30,158
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20,05/17/21,09/15/21	†	628,386	2.85	540,716
Oculis Holding AG	03/06/23		4,975,839	11.13	6,588,053
Rainier Therapeutics Milestone Interest	09/28/21		277,782	0.00	0
			$12,786,345		$14,058,919

(#)	See Schedule of Investments and corresponding footnotes for more information on each issuer.
†	Interest received as part of a corporate action for a previously owned security.